UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 23, 2007
PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50916 (Commission File Number)	41-1368898 (I.R.S. Employer Identification No.)

299 Market Street Saddle Brook, NJ (Address of Principal Executive Offices)	07663 (Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 7.01 REGULATION FD DISCLOSURE.
On July 23, 2007, the registrant issued a press release announcing that it will release its results of operations for its fourth quarter and year-to-date period ended May 31, 2007 and will conduct a conference call relating thereto on August 13, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit 99.1	Press Release issued on July 23, 2007, furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC. (Registrant)
By:	/s/ Brian T. Beckwith
	Name:	Brian T. Beckwith
	Title:	President and Chief Executive Officer

Date: July 23, 2007

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